UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 25, 2011

ENBRIDGE ENERGY MANAGEMENT, L.L.C.

(Exact name of registrant as specified in its charter)

DELAWARE	1-31383	61-1414604
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 25, 2011, Enbridge Energy Management, L.L.C. (“Enbridge Management”) and Enbridge Energy Partners, L.P. (the “Partnership”) issued a joint press release announcing the completion on April 21, 2011 of the two-for-one split of the Partnership’s common units and i-units and the two-for-one split of Enbridge Management’s Listed Shares and Voting Shares. The two-for-one split was effected by a distribution of one Listed Share for each Listed Share and one Voting Share for each Voting Share outstanding and held by Enbridge Management holders of record on April 7, 2011. The Enbridge Management Listed shares began trading on a post-split basis on the New York Stock Exchange beginning at the opening of trading on April 25, 2011. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY MANAGEMENT, L.L.C.
(Registrant)

Date: April 25, 2011	By:	/s/ William M. Ramos
William M. Ramos
Controller
(Duly Authorized Officer)

Index of Exhibits

Exhibit No.	Description

99.1	Press release of Enbridge Energy Management, L.L.C. dated April 25, 2011 announcing completion of two-for-one split.